UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2014
Date of Report (Date of earliest event reported)

MACCO INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
Registrant’s telephone number, including area code

681 Zemes St., Com. Zemes
Jud. Bacau, Romania  607690
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Macco International Corp., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective June 30, 2014, the Company dismissed Cutler & Co. LLC ("Cutler") as it's independent registered public accounting firm. The Company has engaged Yichien Yeh CPA ("Yeh") as its principal independent registered public accounting firm effective June 30, 2014. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of Cutler on the Company's financial statements for fiscal year ended February 28, 2014 (which included the balance sheet as of February 28, 2014 and the statement of operations, cash flows and stockholders' equity as of February 28, 2014), for the past fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s fiscal year ended February 28, 2014 and during the subsequent period through to the date of Cutler's resignation, there were no disagreements between the Company and Cutler, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cutler, would have caused Cutler to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Cutler with a copy of this Current Report on Form 8-K and has requested that Cutler furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Cutler agrees with the statements made in this Current Report on Form 8-K with respect to Cutler and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Cutler wherein he has confirmed his agreement to the Company’s disclosures in this Current Report with respect to Cutler. A copy of Cutler's letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of Yeh as the Company’s principal registered accounting firm at this time, the Company has not consulted Yeh on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (June 30, 2013 and 2012) and subsequent interim period through the date of engagement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from Cutler & Co. LLC dated July 2, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACCO INTERNATIONAL CORP.

Date: July 7, 2014	By:	/s/ Brian Kistler
Brian Kistler
President

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